Business developments - Subsequent events (Details 4) - Subsequent Event $ in Billions	3 Months Ended
Sep. 30, 2023 USD ($)
Subsequent Event [Line Items]
Subsequent Event, Description	On August 31, 2023, UBS announced the creation of a Non-Core and Legacy (NCL) business division, which is expected to include Credit Suisse positions and businesses not aligned with UBS’s strategy and policies, such as the assets and liabilities of the Capital Release Unit and certain assets and liabilities of the Investment Bank, Wealth Management and Asset Management divisions. UBS aims to substantially complete the integration of Credit Suisse into UBS by the end of 2026. Also, as part of the integration of Credit Suisse, UBS plans to simplify the legal structure, including the merger of UBS AG and Credit Suisse AG planned for 2024. UBS also announced the proposed integration of Credit Suisse (Schweiz) AG with UBS Switzerland AG through a merger of the two banks. UBS expects to merge the two banks in 2024. The announced measures will have an impact on Credit Suisse’s divisions and may result in further impairments and write-downs, including relating to goodwill, software and real estate, certain fair value adjustments related to portfolios classified as held-for-sale, as well as tax impacts. In 3Q23, management decided to exit certain loan portfolios held in the NCL, which will result in a reclassification of these loans from held at amortized cost to held-for-sale and an expected loss in 3Q23 of approximately USD 1.6 billion. In addition, a decision was made to wind down certain management arrangements, which may result in a loss of up to USD 0.6 billion in 3Q23.
Forecast/Estimate
Subsequent Event [Line Items]
Estimated Loss From Reclassification Of Financial Assets From Amort Cost To HFS	$ 1.6
Estimated Loss From Wind down Of Management Arrangements	$ 0.6